Exhibit 99.33

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1998
          Series 1998-11C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A    Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         369,305.03
                                                              ------------------
        (b)    Interest                                    $         680,259.54
                                                              ------------------
        (c)    Total                                       $       1,049,564.57
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         306,396.94
                                                              ------------------
        (b)    Interest                                    $         563,714.29
                                                              ------------------
        (c)    Total                                       $         870,111.23
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          62,908.09
                                                              ------------------
        (b)    Interest                                    $         116,545.25
                                                              ------------------
        (c)    Total                                       $         179,453.34
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          51,869.19
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $         933,337.18
                                                              ------------------
        (b)    Interest                                    $           8,525.60
                                                              ------------------
        (c)    Total                                       $         941,862.78
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     114,359,694.51
                                                               -----------------

13.     Available Funds:                                   $       1,979,710.90
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
        (a)   Aggregate Realized Losses:          $                        0.00
                                                     ---------------------------
        (b)   Deficient Valuations:               $                        0.00
                                                     ---------------------------
        (c)   Debt Service Reductions:            $                        0.00
                                                     ---------------------------
        (d)   Bankruptcy Losses:                  $                        0.00
                                                     ---------------------------
        (e)   Special Hazard Losses:              $                        0.00
                                                     ---------------------------
        (f)   Fraud Losses:                       $                        0.00
                                                     ---------------------------
        (g)   Excess Bankruptcy Losses:           $                        0.00
                                                     ---------------------------
        (h)   Excess Special Hazard Losses:       $                        0.00
                                                     ---------------------------
        (i)   Excess Fraud Losses:                $                        0.00
                                                     ---------------------------

16.      Non-Credit Losses:                                $                0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $              276.14
                                                              ------------------

18.      Total interest payments:                          $          625,198.88
                                                              ------------------

19. Interest
           Accrued      Unpaid Class
         Certificate      Interest      Interest
Class      Interest      Shortfalls      Payable             Pay-out Rate
-----      --------      ----------      -------             ------------
3PO     $       0.00   $        0.00   $         0.00       %  0.000000000
SUP3    $  36,736.30   $        0.00   $    36,736.30       %  0.411701191
3A      $ 611,095.67   $        0.00   $   611,095.67       %  6.500000009
3M      $   6,267.08   $        0.00   $     6,267.08       %  6.499996543
3B1     $   3,130.83   $        0.00   $     3,130.83       %  6.499993080
3B2     $   1,565.42   $        0.00   $     1,565.42       %  6.500013841
3B3     $   1,256.67   $        0.00   $     1,256.67       %  6.500017241
3B4     $     937.08   $        0.00   $       937.08       %  6.499976879
3B5     $     945.59   $        0.00   $       945.59       %  6.500028728
3R      $       0.54   $        0.00   $         0.54       %  6.480000000

20.     Principal Distribution Amount:                     $       1,354,512.02
                                                               -----------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class 3PO                $             1,023.57       $         0.00
        Class SUP3               $                 0.00       $         0.00
        Class 3A                 $         1,345,080.33       $         0.00
        Class 3M                 $             3,692.05       $         0.00
        Class 3B1                $             1,844.43       $         0.00
        Class 3B2                $               922.21       $         0.00
        Class 3B3                $               740.32       $         0.00
        Class 3B4                $               552.05       $         0.00
        Class 3B5                $               557.06       $         0.00
        Class 3R                 $               100.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              0.00
                                                               -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 3B1        $              0.00     $              0.00
                 3B2        $              0.00     $              0.00
                 3B3        $              0.00     $              0.00
                 3B4        $              0.00     $              0.00
                 3B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                           $              0.00
                                                               -----------------

B    Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
         Class-3B1       X
         Class-3B2       X
         Class-3B3       X
         Class-3B4       X
         Class-3B5       X

 2.     Base Servicing Fee amount:                         $          11,777.73
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $          36,736.30
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------

                                              Category A  Category B  Category C
 5.     Senior Percentage:           %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 6.     Group I Senior Percentage:
                                     %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 7.     Group II Senior Percentage:
                                     %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 8.     Senior Prepayment Percentage:
                                     %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                  %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                  %  N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 11.    Junior Percentage:           %  N/A
                                        ----

 12.    Junior Prepayment Percentage:
                                     %  N/A
                                        ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations